UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 05, 2026

Inland Real Estate Income Trust, Inc.

(Exact name of Registrant as Specified in Its Charter)

Maryland	000-55146	45-3079597
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2901 Butterfield Road
Oak Brook, Illinois		60523
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (630) 218-8000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On November 5, 2026, Inland Real Estate Income Trust, Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”). In connection with the Annual Meeting, proxies were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended. A total of 18,474,365 shares of the Company’s common stock were present or represented by proxy at the Annual Meeting, representing 51.30% of the issued and outstanding shares entitled to vote at the Annual Meeting. A quorum was present in accordance with the Company’s Fourth Amended and Restated Bylaws (the “Bylaws”). Matters voted upon by the Company’s stockholders were: (i) the election of three nominees listed below to serve as Class II Directors; (ii) the ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026; and (iii) the adoption of a non-binding advisory resolution approving the executive compensation of the Company’s named executive officers.

The voting results for each proposal voted upon by stockholders, including the number of votes cast for or against, votes withheld, abstentions and broker non-votes, as applicable, were as follows:

Proposal 1 – Election of Class II Directors

Under the Bylaws, directors are elected by a plurality of the votes cast. Accordingly, withheld votes and broker non-votes have no effect on the election of directors. All three nominees for Class II Directors listed in the Proxy Statement were elected with the following vote:

Class II Director Nominee	For	Withheld	Broker Non-Votes
Anthony Chereso	4,696,670	459,281	13,318,414
Stephen L. Davis	4,667,481	488,470	13,318,414
Alan Feldman	4,679,960	475,991	13,318,414

Each Class II Director will continue in office for a term of three years until the 2029 Annual Meeting of Stockholders and his or her successor has been duly elected and qualifies, or until his or her earlier removal, resignation, death or retirement.

Proposal 2 – Ratification of Selection of Independent Registered Public Accounting Firm

Ratification of the selection of KPMG LLP required the affirmative vote of a majority of votes cast on the proposal. Abstentions were not treated as votes cast and therefore had no effect on the outcome. The ratification of the Audit Committee’s selection of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026 was approved with the following vote:

For	Against	Abstain
18,132,714	133,962	207,689

Proposal 3 – Non-Binding Advisory Vote on Executive Compensation

Approval of the advisory resolution on executive compensation required the affirmative vote of a majority of votes cast on the proposal. Abstentions and broker non-votes were not considered votes cast and therefore had no effect on the outcome. The non-binding advisory vote on the Company’s named executive officer compensation was approved with the following vote:

For	Against	Abstain	Broker Non-Votes
3,813,123	927,628	415,200	13,318,414

No other proposals were submitted to a vote of the stockholders at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND REAL ESTATE INCOME TRUST, INC.

Date:	November 6, 2026	By:	/s/ Jerry Kyriazis
Jerry Kyriazis Chief Financial Officer and Treasurer